                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 8, 2002

                                 ---------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
                     (FORMERLY RELIANT ENERGY, INCORPORATED)
             (Exact name of registrant as specified in its charter)

         TEXAS                             1-3187                22-3865106
(State or other jurisdiction       (Commission File Number)    (IRS Employer
     of incorporation)                                       Identification No.)

           1111 LOUISIANA
           HOUSTON, TEXAS                                       77002
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000



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ITEM 5.           OTHER EVENTS.

         On November 8, 2002, CenterPoint Energy, Inc., the parent company of CenterPoint Energy Houston Electric, LLC, announced that it had successfully negotiated a new $1.310 billion senior secured credit facility at CenterPoint Energy Houston Electric, LLC. For additional information regarding the new facility, please refer to CenterPoint Energy, Inc.'s press release attached to this report as Exhibit 99.1 which is incorporated by reference herein.

                           FORWARD LOOKING STATEMENTS

         Some of the statements in the press release incorporated by reference herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify our forward-looking statements by the words "anticipates," "believes," "continue," "could," "estimates," "expects," "forecast," "goal," "intends," "may," "objective," "plans," "potential," "predicts," "projection," "should," "will," or other similar words.

         CenterPoint Houston has based its forward-looking statements on its management's beliefs and assumptions based on information available at the time the statements are made. CenterPoint Houston cautions you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by CenterPoint Houston's forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and CenterPoint Houston undertakes no obligation to update or revise publicly any forward-looking statements.

     The following list identifies some of the factors that could cause actual results to differ from those expressed or implied by CenterPoint Houston's forward-looking statements:

o state and federal legislative and regulatory actions or developments, including deregulation, re-regulation and restructuring of the electric utility industry, constraints placed on CenterPoint Houston's activities by the Public Utility Holding Company Act of 1935, changes in or application of laws or regulations applicable to other aspects of CenterPoint Houston's business and actions with respect to, among other things:

         -- approval of stranded costs;

         -- allowed rates of return;

         -- rate structures;

         -- recovery of investments; and

         -- operation and construction of facilities;


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o        non-payment for CenterPoint Houston's services due to financial distress of its customers, including its largest customer, Reliant Resources, Inc.;

o the successful and timely completion of CenterPoint Houston's capital projects;

o industrial, commercial and residential growth in CenterPoint Houston's service territory and changes in market demand and demographic patterns;

o        changes in business strategy or development plans;

o        unanticipated changes in interest rates or rates of inflation;

o        unanticipated changes in operating expenses and capital expenditures;

o        weather variations and other natural phenomena;

o commercial bank and financial market conditions, CenterPoint Houston's access to capital, the cost of such capital, receipt of certain approvals under the Public Utility Holding Company Act of 1935, and the results of CenterPoint Houston's financing and refinancing efforts, including availability of funds in the debt capital markets for transmission and distribution companies;

o        actions by rating agencies;

o        legal and administrative proceedings and settlements;

o        changes in tax laws;

o inability of various counterparties to meet their obligations with respect to CenterPoint Houston's financial instruments;

o        changes in technology;

o significant changes in CenterPoint Houston's relationship with its employees, including the availability of qualified personnel and the potential adverse effects if labor disputes or grievances were to occur;

o significant changes in critical accounting policies material to CenterPoint Houston;

o acts of terrorism or war, including any direct or indirect effect on CenterPoint Houston's business resulting from terrorist attacks such as occurred on September 11, 2001 or any similar incidents or responses to those incidents;

o        the availability and price of insurance;

o the outcome of the pending securities lawsuits against Reliant Energy, Incorporated and Reliant Resources, Inc.;

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o        the outcome of the SEC investigation relating to the treatment in
         CenterPoint Houston's consolidated financial statements of certain activities of Reliant Resources, Inc.;

o the ability of Reliant Resources, Inc. to satisfy its indemnity obligations to CenterPoint Houston;

o the reliability of the systems, procedures and other infrastructure necessary to operate the retail electric business in CenterPoint Houston's service territory, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas, Inc.;

o political, legal, regulatory and economic conditions and developments in the United States; and

o        other factors discussed in CenterPoint Houston's filings with the SEC.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         99.1 Press Release issued November 8, 2002 regarding new credit facility



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY HOUSTON ELECTRIC,
                                          LLC

Date: November 8, 2002                    By: /s/ James S. Brian
                                              ----------------------------------
                                               James S. Brian
                                               Senior Vice President and
                                               Chief Accounting Officer

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


                                  EXHIBIT INDEX



               Exhibit
               Number                     Exhibit Description
               -------                    -------------------
                99.1               Press Release issued November 8, 2002
                                   regarding new credit facility



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